UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2020

COMPUTER PROGRAMS AND SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49796	74-3032373
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Wall Street, Mobile, Alabama 36695

(Address of Principal Executive Offices, including Zip Code)

(251) 639-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CPSI	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) of Computer Programs and Systems, Inc. (the “Company”) was held on April 30, 2020. Summarized below are descriptions of the matters voted on at the 2020 Annual Meeting and the final results of such voting:

Proposal 1 – Election of Class III Directors. The stockholders elected each of the director nominees to serve as a Class III director until the Company’s 2023 Annual Meeting of Stockholders and until a successor has been duly elected and qualified. The three nominees were current Class III directors of the Company who were re-elected. The voting for the directors at the 2020 Annual Meeting was as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Regina M. Benjamin	11,454,393	315,331	2,564	1,454,588
David A. Dye	11,061,277	705,674	5,337	1,454,588
Christopher T. Hjelm	11,697,354	70,559	4,375	1,454,588

Proposal 2 – Advisory Vote on Executive Compensation. The stockholders adopted a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2020 Proxy Statement in accordance with the compensation disclosure rules of the Commission. The result of the vote taken at the 2020 Annual Meeting was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,343,651	397,863	30,774	1,454,588

Proposal 3 – Ratification of Appointment of Independent Registered Public Accountants. The stockholders ratified the appointment of Grant Thornton LLP as the independent registered public accountants of the Company for the year ending December 31, 2020. The result of the vote taken at the 2020 Annual Meeting was as follows:

Votes For	Votes Against	Abstentions
12,950,371	249,210	27,295

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER PROGRAMS AND SYSTEMS, INC.

Date:	May 4, 2020	By:	/s/ J. Boyd Douglas
J. Boyd Douglas
President and Chief Executive Officer